Trading assets and liabilities (Details 2) (CHF) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011
Cash collateral receivables (CHF million)
Receivables netted against derivative positions	37,531	36,326
Receivables not netted	13,221	15,812
Total cash collateral receivables	50,752	52,138
Cash Collateral Payables (CHF million)
Payables netted against derivative positions	39,970	37,883
Payables not netted	12,978	11,933
Total cash collateral payables	52,948	49,816